UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 26, 2006
TRIPATH IMAGING, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22885 (Commission File Number)	56-1995728 (IRS Employer Identification No.)
780 Plantation Drive
Burlington, North Carolina 27215
(Address of Principal Executive Offices) (Zip Code)
(336) 222-9707
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Adoption of 2006 Bonus Plan
On January 26, 2006, the Compensation Committee of the Board of Directors of TriPath Imaging, Inc. (the “Company”) approved the terms of a bonus plan for fiscal year 2006 (the “2006 Bonus Plan”). All employees (other than employees who are covered by a sales compensation or commission-based plan) are eligible to participate in the 2006 Bonus Plan, including all of the Company’s executive officers.
Under the 2006 Bonus Plan, the payment of bonus compensation, if any, will be based on the achievement of objective corporate goals. The objective corporate performance goals for each participant will be based on the Company’s 2006 revenues, as well as quarterly and annual earnings per share. Bonuses will be payable in cash, equity or a combination thereof.
Under the 2006 Bonus Plan, the potential payout of bonus compensation may range from 0% to a maximum of 100% of the bonus target. The bonus target for participants in the 2006 Bonus Plan will be based on a percentage of base salary dependent on the level of responsibility within the Company. The bonus target for each of the Company’s executive officers is set forth below.

Executive Officer	Bonus Target (% of Base Salary)
Paul R. Sohmer, M.D.
President and Chief Executive Officer	60%

Stephen P. Hall
Senior Vice President, Chief Financial Officer	40%

Ray W. Swanson, Jr.
Senior Vice President of Commercial Operations	50%

Johnny D. Powers, Ph.D.
Senior Vice President and General Manager of
TriPath Oncology	50%
Fiscal Year 2006 Director Compensation
On January 26, 2006, the Compensation Committee approved the following director compensation package for non-management directors who beneficially own less than 3% of the Company’s outstanding common stock, to be effective January 1, 2006:
•  Non-management directors will receive an annual retainer of $18,000 per year for service as a director, payable quarterly.
• Non-management directors will receive a per board meeting fee of $2,500, a per committee meeting fee of $1,000, and reimbursement of reasonable expenses incurred in connection with attending or otherwise participating in meetings of the directors and committees of the board
• The lead independent director of the Company will receive an annual fee of $25,000 for service as such.
• The chair of the Company’s Audit Committee will receive an annual fee of $8,000, payable quarterly, for service as committee chair.

• The chair of the Company’s Compensation Committee and Nominating and Governance Committee will receive an annual fee of $5,000, payable quarterly, for service as committee chair.
• Non-management directors who beneficially own less than 3% of the Company’s outstanding common stock receive compensation for their service on the board pursuant to the Company’s 1997 Director Stock Option Plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPATH IMAGING, INC.
Dated: February 1, 2006	By:	Stephen P. Hall
Stephen P. Hall
Chief Financial Officer Principal Accounting Officer

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